                                                                    EXHIBIT 99.2

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement, dated on and as of the date set forth on the signature page hereto (this "Agreement"), is made among Novelos
Therapeutics, Inc., a Delaware corporation (the "Company"), the undersigned purchaser(s) (each a "Purchaser" and collectively, the "Purchasers") and each assignee of a Purchaser who becomes a party hereto.

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the
"Securities Act") and Rule 506 of Regulation D promulgated thereunder, the
Company desires to offer, issue and sell to the Purchasers (the "Offering"), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the "Shares") of the Company's common stock, par value $0.00001 per share (the "Common Stock"), and five-year warrants to purchase shares of Common
Stock (the "Warrants"), with an exercise price per share equal to $2.50. The
Shares and the Warrants are collectively referred to herein as the "Securities."

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.    SUBSCRIPTION.

      1.    Subject to the conditions to closing set forth herein, each
Purchaser hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such
Purchaser hereto (the "Subscription Amount"). The Securities to be issued to a
Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of .75 share of Common Stock for every one Share purchased hereunder, rounded down to the nearest whole number.

      2.    For purposes of this Agreement, the "Offering Price" shall be $1.35, which shall be the price per Share to be paid by the Purchasers.

      3.    As soon as possible after acceptance of this Agreement by the
Company but no later than 5:00 p.m. Eastern time on March 10, 2006, the Company shall hold the closing of the Offering (the "Closing" and the date of the
Closing, the "Closing Date"). Prior to the Closing, each Purchaser shall deliver the applicable Subscription Amount, by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph (4) below. The minimum
Subscription Amount required for the Closing is $10,000,000.

      4.    All payments for Securities made by the Purchasers will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account. Payments for Securities made by the Purchasers will be returned promptly, prior to an applicable Closing,

without interest or deduction, if, or to the extent, the undersigned's subscription is rejected or the Offering is terminated for any reason.

      5.    Upon receipt by the Company of the requisite payment for all
Securities to be purchased by the Purchasers whose subscriptions are accepted, the Company shall, at the Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at such Closing under this Agreement; (ii) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated based on the number of shares of
Common Stock issued at such Closing and in accordance with Paragraph (1) above;
(iii) deliver to the Purchasers and to Oppenheimer & Co. Inc., the placement agent for the Offering (the "Placement Agent"), a certificate stating that the representations and warranties made by the Company in Section C of this
Agreement were true and correct in all respects when made and are true and correct in all respects on the date of each such Closing relating to the
Securities subscribed for pursuant to this Agreement as though made on and as of such Closing date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the
Closing with respect to such date); and (iv) cause to be delivered to the
Placement Agent and the Purchasers an opinion of Foley Hoag LLP substantially in the form of Exhibit A hereto.

      6.    Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

B.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

      Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

      1.    The Purchaser has carefully read this Agreement and the form of
Warrant attached hereto as Exhibit B (collectively the "Offering Documents"), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the foregoing representation, the Purchaser has carefully read and considered the Company's (a) registration statement on Form
SB-2 (SEC File No. 333-129744), as amended (the "SB-2"), (b) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2005 and September 30, 2005, and
(c) the additional risk factors set forth on Schedule B. The Purchaser fully understands all of the risks related to the purchase of the Securities. The
Purchaser has carefully considered and has discussed with the Purchaser's professional legal, tax, accounting and financial advisors, to the extent the
Purchaser has deemed necessary, the suitability of an investment in the
Securities for the Purchaser's particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

      2.    The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any

                                        2

such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser's attorney, accountant or advisor(s).

      3.    The Purchaser, and the Purchaser's advisor(s), have had a reasonable opportunity to ask questions of and receive answers from representatives of the
Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.
Notwithstanding the foregoing, the Purchaser may rely on the representations and warranties of the Company contained in Section C.

      4.    The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

      5.    If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

      6.    The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

      7.    The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The
Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

      8.    The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the
Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the
Purchaser's own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such
Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event in circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof. By making these representations herein, Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term

                                        3

and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

      9.    The Purchaser acknowledges that the certificates representing the
Shares, the Warrants and, upon the exercise of the Warrants, the shares of
Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), will be stamped or otherwise imprinted with a legend substantially in the following form:

      The securities represented hereby have not been registered under the
      Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

      Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or
Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6), below, in each such case (i) and
(ii) to the extent reasonably determined by the Company's legal counsel.
Notwithstanding the foregoing, following the effective date of the Registration
Statement, the legend set forth above may, at the request of the Purchaser, be removed from the certificates evidencing such Shares and Warrant Shares prior to the resale thereof and the Company will rescind any stop transfer orders with respect to such shares given to the Company's transfer agent, provided that such
Purchaser represents and covenants to the Company in writing (in a form reasonably acceptable to the Company and its counsel) that the Purchaser will sell such shares only pursuant to and in the manner contemplated by the
Registration Statement, including the Plan of Distribution section contained therein (in substantially the form attached hereto as Exhibit E), and otherwise in compliance with the Securities Act, including the prospectus delivery requirements of such act. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the
Company will no later than three (3) trading days following the delivery by a
Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

      10.   The Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations and conditions of Section E.3(g), it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

                                        4

      11.   The Purchaser has full right, power, authority and capacity
(corporate, statutory or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii)
enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      12.   If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the
Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

      13.   The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the "Purchaser Questionnaire") delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and shall be correct as of the effective date of the Registration Statement; provided that the Company shall notify the Purchaser of its intent to file the registration statement and the
Purchaser shall be entitled to update such information by providing written notice thereof to the Company, and the Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein.

      14.   The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the "Selling Stockholder
Questionnaire") delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and shall be correct as of the effective date of the Registration Statement; provided that the Company shall notify the Purchaser of its intent to file the registration statement and the Purchaser shall be entitled to update such information by providing written notice thereof to the Company.

      15.   The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common
Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

      16.   The Purchaser acknowledges that the Company has engaged the
Placement Agent in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent a cash commission equal to seven percent (7%) of the gross proceeds resulting from the Offering and issue a warrant (the "Placement Agent Warrant") to purchase a number of shares of Common
Stock equal to six percent (6%) of the aggregate Shares sold in the Offering.
The Placement Agent Warrant will have a term of five years and be exercisable at a price equal to the exercise price of the Warrant issued to Purchaser hereunder.

                                        5

C.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company hereby makes the following representations and warranties to the Purchaser and the Placement Agent, which shall survive the Closing and the purchase and sale of the Securities.

      1.    Organization, Good Standing and Qualification. The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a "Material Adverse Effect").

      2.    Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 7,000 shares of preferred stock, par value $0.00001 per share. As of February 28, 2006, there were 27,976,199 shares of Common Stock and 3,264 shares of preferred stock issued and outstanding. As of February 28, 2006, the Company had reserved (i) 73,873 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's
2000 Stock Option Plan, of which 73,873 shares of Common Stock are subject to outstanding, unexercised options as of such date, (ii) 7,482,786 shares of
Common Stock for issuance pursuant to other outstanding options and warrants to purchase Common Stock and (iii) 3,393,938 shares of Common Stock for issuance pursuant to outstanding convertible preferred stock. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the
Company is a party or by which either the Company is bound or obligating the
Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the
Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

      3.    Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the
Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company has reserved, and will reserve, at all times that the Warrants or Placement Agent
Warrant remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants and the Placement Agent Warrant.

      4.    Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the
Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the

                                        6

authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company's obligations hereunder has been taken. This
Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the
Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

      5.    No Conflict; Governmental and Other Consents.

            (a)   The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the
Company is bound, or of any provision of the Certificate of Incorporation or
Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a
Material Adverse Effect. Except as set forth on Schedule C(5)(a), no holder of any of the securities of the Company or any of its Subsidiaries has any rights
("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration
Statement (as defined in Section E hereof), other than those persons identified as "selling stockholders" in the SB-2.

            (b)   No consent, approval, authorization or other order of any
governmental authority or other third-party is required to be obtained by the
Company in connection with the authorization, execution and delivery of this
Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the Securities and
Exchange Commission (the "SEC") and with any state or foreign blue sky or securities regulatory authority.

      6.    Litigation. There are no pending or, to the Company's knowledge, threatened legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse
Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

      7.    Accuracy of Reports. All reports required to be filed by the Company within the two years prior to the date of this Agreement (the "SEC Reports")
under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been filed with the SEC, complied at the

                                        7

time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      8.    Financial Information. The Company's financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), except in the case of unaudited statements, as permitted by Form 10-QSB of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the
Company as of the dates and for the periods indicated therein.

      9.    Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i)
transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      10.   Absence of Certain Changes. Since the date of the Company's financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

      11.   Investment Company. The Company is not an "investment company"
within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

      12.   Subsidiaries. The Company has no subsidiaries. For the purposes of this Agreement, "subsidiary" shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

      13.   Indebtedness. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this
Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments

                                        8

for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

      14.   Certain Fees. Other than fees payable to the Placement Agent, no brokers', finders' or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

      15.   Material Agreements. Except as set forth in the SEC Reports, the
Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to a Form 10-KSB (each, a "Material
Agreement"). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the
Company or the subsidiary that is a party thereto, as the case may be, and, to the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material
Adverse Effect.

      16.   Transactions with Affiliates. Except as set forth in the SEC
Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between
(a) the Company or any of its customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-B or any company or other entity controlled by such person.

      17.   Taxes. The Company has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company.
Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company. The Company has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current
Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the
Company. None of the federal income tax returns of the Company for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability
(whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect on the Company.

      18.   Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the
Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to

                                        9

continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

      19.   Environmental Matters. Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by the Company is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any
Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance
("Hazardous Substance") which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect.
The Company has not caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of
Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material
Adverse Effect. The Company has generated, treated, stored and disposed of any
Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material
Adverse Effect. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under
Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company's facilities relating to Environmental Laws or Hazardous Substances. "Environmental Laws"
shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

      20.   Intellectual Property Rights and Licenses. The Company owns or has the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect ("Intangible Rights"). The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company's knowledge, neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company's knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company.
The Company has taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and the Company is not or has not been in material breach of any such license or other permission.

                                       10

      21.   Labor, Employment and Benefit Matters.

            (a)   There are no existing, or to the best of the Company's
knowledge, threatened strikes or other labor disputes against the Company that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Reports, there is no organizing activity involving employees of the Company pending or, to the Company's or its subsidiaries' knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company's knowledge, threatened with the National
Labor Relations Board, and no labor organization or group of employees of the
Company or its subsidiaries has made a pending demand for recognition.

            (b)   Except as set forth in the SEC Reports, the Company is not, or during the five years preceding the date of this Agreement was not, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company.

            (c)   Each employee benefit plan is in compliance with all
applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

            (d)   The Company does not have any liabilities, contingent or
otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term
"liabilities" used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

            (e)   The Company has not (i) terminated any "employee pension
benefit plan" as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income
Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

      22.   Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse
Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company and its directors, officers, employees and agents

                                       11

have complied in all material respects with the Foreign Corrupt Practices Act of
1977, as amended, and any related rules and regulations.

      23.   Ownership of Property. Except as set forth in the Company's financial statements included in the SEC Reports, the Company has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse
Effect.

      24.   No Integrated Offering. Assuming the accuracy of each Purchaser's representations and warranties set forth in Section B hereof, neither the
Company, nor any of its affiliates or other person acting on the Company's behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the
Company for purposes of the Securities Act, when integration would cause the
Offering not to be exempt from the requirements of Section 5 of the Securities
Act.

      25.   General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the
Securities by any form of "general solicitation" within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the
Securities Act.

      26.   No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the
Securities.

      27.   No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in
Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

      28.   Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the
Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers and their counsel promptly after such filing.

      29.   Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the

                                       12

Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the
Securities Act.

      30.   Use of Proceeds. The Company intends that the net proceeds from the
Offering will be used to fund the continued development of its product candidates (including, without limitation, expenses relating to conducting clinical trials and milestones payments that may be triggered under the license agreements relating to such product candidates), for working capital and for other general corporate purposes.

      31.   Disclosure. The Company understands and confirms that each of the
Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the
Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company's knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

      32.   Special Protocol Assessment. The Company will seek to finalize the pivotal Phase 3 study design under a Special Protocol Assessment during the first half of 2006. The primary endpoint of the pivotal study will be overall survival.

D.    UNDERSTANDINGS.

      Each of the Purchasers understands, acknowledges and agrees with the
Company as follows:

      1.    The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the
Company or the Placement Agent to accept any subscription or complete the
Offering. If the Company accepts a subscription for Securities made by a
Purchaser, it shall countersign this Agreement.

      2.    No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

      3.    The Offering is intended to be exempt from registration under the
Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the
Purchaser herein and in the Purchaser Questionnaire.

                                       13

      4.    Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the
Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any
transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      5.    The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the
Company. The Purchaser acknowledges that the foregoing restrictions on the
Purchaser's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company's securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

      6.    The Purchaser agrees that beginning on the date hereof until the
Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section F.3. hereof), the
Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the
Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser
(assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such
Purchaser.

E.    REGISTRATION RIGHTS.

      1.    Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

            (a)   "Prospectus" means the prospectus included in the Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the
Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable
Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            (b)   "Registrable Securities" shall mean any Shares and Warrant
Shares (including Shares of Common Stock issued or issuable upon exercise of the
Placement Agent Warrant) issued or issuable pursuant to the Offering Documents together with any securities

                                       14

issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

            (c)   "Registration Statement" means the registration statement
required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      2.    Registration.

            (a)   The Company shall use its best efforts to cause to prepare and file with the SEC a Registration Statement covering the resale of all
Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act by the later of (i) 30 days after the
Closing or (ii) five (5) business days after it files its Form 10-KSB for the year ended December 31, 2005 with the SEC (but no later than March 31, 2006)
(such date of actual filing, the "Filing Date"). The Registration Statement shall be on Form SB-2 and shall contain (except if otherwise directed by the
Purchasers) a "Plan of Distribution" substantially in the form attached hereto as Exhibit E. Each Purchaser will furnish to the Company, within five days of the Closing, a completed questionnaire in the form set forth as Exhibit D hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser not materially misleading. The Registration Statement shall register the Registrable
Securities for resale by the holders thereof.

            (b)   The Company shall use its best efforts to cause the
Registration Statement to be declared effective by the SEC on or prior to the
120th day following the Closing, and shall use its best efforts to keep the
Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the Closing or (ii) the date when all
Registrable Securities covered by such Registration Statement have been sold
(the "Effectiveness Period").

            (c)   The Company shall request effectiveness of the Registration
Statement (and any post-effective amendments thereto) within five (5) business days following the Company's receipt of notice from the SEC that the
Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments.
The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., Eastern time, on the effective date and deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. Eastern time on the business day after such effective date to the Placement Agent.

            (d)   Upon the occurrence of any Event (as defined below), as
partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company's obligations under
Paragraph (2)(b) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the
Company shall pay to each Purchaser, as liquidated damages and not as a penalty
(it being agreed that it would not be

                                       15

feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Paragraph (2)(d). For such purposes, each of the following shall constitute an "Event":

                  (i)   the Filing Date does not occur on the date contemplated
      by Paragraph (2)(a) above (such date is defined herein as the "Filing
      Default Date"), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) one percent (1%) of the aggregate purchase price of the Shares paid by such Purchaser, on a pro-rata basis over a
      30-day period; and (B) for each successive 30-day period thereafter or any portion thereof until the Filing Date, one percent (1%) of the aggregate purchase price of the Shares paid by such Purchaser, on a pro-rata basis over a 30-day period, to be paid at the end of each 30-day period; or

                  (ii)  the Registration Statement is not declared effective on or prior to the date that is 120 days after the Closing Date (the
      "Required Effectiveness Date"), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such 120th day, one percent (1%) of the aggregate purchase price of the
      Shares paid by such Purchaser, on a pro-rata basis over a 30-day period;
      and (B) for each successive 30-day period thereafter until the
      Registration Statement is deemed effective, one percent (1%) of the aggregate purchase price of the Shares paid by such Purchaser, on a pro rata basis over a 30-day period, at the end of each 30-day period.

The payment obligations of the Company under this Section E(2)(d) shall be cumulative; provided that in no event shall the Company pay more than ten percent (10%) of the aggregate purchase price of the Shares.

      3.    Registration Procedures. In connection with the Company's
registration obligations hereunder, the Company shall:

            (a)   Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
and (iii) respond as promptly as reasonably possible, and in any event within ten (10) trading days, to any comments received from the SEC with respect to the
Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Placement Agent true and complete copies of all written correspondence from and to the SEC relating to the Registration Statement.

            (b)   Notify the Placement Agent and the Purchasers as promptly as reasonably possible, and (if requested by the Placement Agent) confirm such notice in writing no later than two (2) trading days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a
"review" of the Registration Statement; (ii) the SEC comments in writing on the
Registration Statement (in which case the Company shall deliver to the Placement
Agent a copy of such comments and of all written responses thereto); (iii) the
SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the

                                       16

Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a "Proceeding") for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or
Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration
Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided to any Purchaser under this
Section E(3)(b).

            (c)   Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the
Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (d)   The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (e)   [INTENTIONALLY LEFT BLANK]

            (f)   Use its best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable
Securities for offer and sale under the securities or "blue sky" laws of New
York, Wisconsin and any other such jurisdictions within the United States as any
Purchaser requests in writing, to keep each such registration or qualification
(or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration
Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(f), or (ii) subject itself to taxation.

            (g)   Upon the occurrence of any event described in Paragraph
(3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such
Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the

                                       17

Company may suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days (unless the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common
Stock consent in writing to a longer delay of up to an additional thirty (30)
days) no more than twice in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company's
Chief Executive Officer stating that in the good faith judgment of the Company's
Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development;
provided further, however, that the Company may not so suspend sales more than twice in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock. Each violation of the Company's obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to the proviso of this Paragraph 3(g) shall be deemed an
"Event" and for each such default, Purchaser shall be entitled to the payment provisions set forth in Paragraph 2(d)(i).

            (h)   Comply with all applicable rules and regulations of the SEC in all material respects.

      4.    Registration Expenses. The Company shall pay (or reimburse the
Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a)
all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or "Blue Sky" laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c)
messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and fees and disbursements, up to an aggregate of
$10,000, of a single counsel for all the Purchasers, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

      5.    Successors and Assigns. The Purchaser may assign and or all of its rights under Section E of this Agreement to any person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof.

      6.    Indemnification.

            (a)   Indemnification by the Company. The Company shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the Placement Agent and each of their officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners,

                                       18

members, agents and employees of each such controlling Person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser's proposed method of distribution of
Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has duly notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. The Company shall notify the Placement Agent and the
Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b)   Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling
Persons, to the fullest extent permitted by applicable law, from and against all
Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any
Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such
Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such
Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective
Prospectus after the Company has notified such Purchaser

                                       19

in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c)   Conduct of Indemnification Proceedings. If any Proceeding
shall be brought or asserted against any Person entitled to indemnity hereunder
(an "Indemnified Party"), such Indemnified Party shall promptly notify the
Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such
Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying
Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such
Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the
Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such
Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified
Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d)   Contribution. If a claim for indemnification under Paragraph
(5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the

                                       20

amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the
Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the
Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      7.    Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration
Statement. Each Purchaser further agrees that, upon receipt of a notice from the
Company of the occurrence of any event of the kind described in Paragraphs
(3)(b), such Purchaser will discontinue disposition of such Registrable
Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the
"Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      8.    The Purchaser agrees that it will not effect any disposition of the
Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement or in accordance with the Securities
Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement or the Selling Stockholder
Questionnaire regarding the Purchaser or its Plan of Distribution. The Company
shall not be required to include any Securities held by the Purchaser in the
Registration Statement if the

                                       21

Purchaser fails to complete, or update as needed, the Selling Stockholder
Questionnaire or provide the information in such Selling Stockholder
Questionnaire in accordance with this Section E(8).

      9.    No Piggy-Back on Registrations. Except as set forth on Schedule
E(8), neither the Company nor any of its security holders (other than the
Purchasers and the Placement Agent, with respect to the shares of Common Stock issuable upon the exercise of the Placement Agent Warrant, in such capacities pursuant hereto) may include securities of the Company in the Registration
Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

      10.   Piggy-Back Registrations. If at any time during the Effectiveness
Period, other than any suspension period referred to in Paragraph (3)(g), there is not an effective Registration Statement covering all of the Registrable
Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered.

      11.   Rule 144. For a period of two years following the date hereof, the
Company agrees with each holder of Registrable Securities to:

            (a)   comply with the requirements of Rule 144(c) under the
Securities Act with respect to current public information about the Company;

            (b)   use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements);
and

            (c)   furnish to any holder of Registrable Securities upon request
(i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the
Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the
Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

F.    COVENANTS OF THE COMPANY.

      1.    Until the later of (i) one hundred eighty (180) days following the
Closing or (ii) forty-five (45) days following effectiveness of the Registration
Statement, the Company shall not

                                       22

cause any registration statement to become effective, other than the
Registration Statement contemplated hereby, any registration statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company's employees, officers, directors or consultants, or any registration statement filed on Form S-4 relating to securities issued in connection with a merger or other acquisition; provided, however, that nothing herein shall prohibit the Company from maintaining the effectiveness of any currently outstanding registration statement filed by the Company under the
Securities Act, including, without limitation, the filing of post-effective amendments to such registration statements.

      2.    Not later than 8:30 a.m. Eastern time on the business day following the date this Agreement is entered into, the Company shall make a public announcement of the execution of this Agreement by filing with the SEC a Current
Report on Form 8-K and issuing a press release.

      3.    Not later than 8:30 a.m. Eastern time on the business day following the Closing, the Company shall make a public announcement of the Closing of the
Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release.

      4.    The Company shall use its best efforts to obtain listing of its shares of Common Stock on the American Stock Exchange or quoted on the automated quotation system of a national securities association. However, no assurance can be made that any such listing or quotation shall be obtained.

G.    MISCELLANEOUS.

      1.    All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

      2.    Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax or (b) by an internationally recognized overnight delivery service (with charges prepaid):

            if to the Company, at

            Novelos Therapeutics, Inc.
            One Gateway Center, Suite 504
            Newton, MA 02458
            Fax No.: (617) 964-6331
            Attention: Harry S. Palmin, President and Chief Executive Officer

            or such other address as it shall have specified to the
            Purchaser in writing, with a copy (which shall not constitute notice) to:

            Foley Hoag LLP
            155 Seaport Boulevard
            Boston, MA 02210
            Fax No.: (617) 832-7000
            Attention: Paul Bork, Esq.

                                       23

            if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

      3.    Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Company and the Purchasers (or their permitted transferees) holding at least a majority of the number of outstanding
Shares in the aggregate sold to the Purchasers in this Offering.

      4.    Failure of the Company to exercise any right or remedy under this
Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

      5.    This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in
New York by and between residents of New York, and shall be binding upon the
Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

      6.    If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

      7.    The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the
Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

      8.    The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such
Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the
Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

      9.    This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.
Nothing in this Agreement shall create or be

                                       24

deemed to create any rights in any person or entity not a party to this
Agreement, except for the Placement Agent and the holders of Registrable
Securities.

      10.   This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Facsimile transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

H.    SIGNATURE.

      The signature page of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page."

                                  * * * * * * *

                                       25

                                 SIGNATURE PAGE

      The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.    Dated: March 2, 2006

2.    Total Subscription Amount: $__________

______________________________________      __________________________________
Signature of Subscriber                     Signature of Joint Purchaser
(and title, if applicable)                  (if any)

______________________________________      __________________________________
Taxpayer Identification or Social           Taxpayer Identification or Social
Security Number                             Security Number of Joint Purchaser
                                            (if any)

______________________________________
Name (please print as name will appear
on stock certificate)

______________________________________
Number and Street

______________________________________
City, State       Zip Code

ACCEPTED BY:

NOVELOS THERAPEUTICS, INC.

By: /s/ Harry Palmin
    ---------------------------------------------
    Name:  Harry Palmin
    Title:  President and Chief Executive Officer

Dated:  March 2, 2006